CONVERSION TECHNOLOGIES INTERNATIONAL, INC.

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------





_________________
_________________
_________________

Dear Sirs:

     Conversion Technologies International, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement to retain _______________________ (the "Placement Agent") on an exclusive basis to introduce the Company to, and to procure subscriptions from, certain "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended) as prospective purchasers of a minimum of thirty (30) Units (the "Minimum Offering") and a maximum of fifty (50) Units (the "Maximum Offering"), with an option in favor of the Placement Agent to offer up to an additional thirty (30) Units to cover over-allotments at a purchase price of $100,000 per Unit, with each "Unit" consisting of 10,000 shares of Premium Preferred Stock, stated value $10.00 per share, of the Company (the "Preferred Stock"). The Preferred Stock shall have the terms set forth in the Term Sheet (as defined below).

     The sale to such purchasers (the "Offering") will be made through a private placement by the Placement Agent (or its designated selected dealers) on a "best efforts" basis pursuant to the Confidential Term Sheet dated August 8, 1997, and all supplements, amendments and exhibits thereto, all of which constitute an integral part thereof (the "Term Sheet"), and separate purchase agreements and related documents (the "Subscription Agreements") in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder.

     The  Term  Sheet,  the  Subscription   Agreements,   the  exhibits  to  the
Subscription Agreements, the Certificate of Designation relating to the Preferred Stock (the "Certificate of Designation"), the Escrow Agreement (the "Escrow Agreement"), the Financial Advisory Agreement (as defined in Section 4(k) below), the Placement Warrants (as defined in Section 3(d) below) and this Placement Agency Agreement are collectively referred to herein as the "Offering Documents."

     The Company, at its sole cost, shall prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent.

     Each prospective investor subscribing to purchase Units shall be required to deliver, among other things, a Subscription Agreement, which shall include a Confidential Investor Questionnaire ("Questionnaire"). The Company shall make available to each prospective purchaser at a reasonable time prior to the purchase of the Units the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and the opportunity to obtain additional information necessary to verify the accuracy of the documents delivered in connection with the purchase of the Units to the extent it possesses such information or can acquire it without unreasonable effort or expense. After the Offering Documents have been reviewed by investors, and they have had the opportunity to address all inquiries to the Company, separate Subscription Agreements shall be completed by each prospective investor. The Company, with the consent of the Placement Agent and the Placement Agent, in its sole discretion, shall have the right to reject subscriptions in whole or in part. The Company shall evidence its acceptance of a subscription by countersigning a copy of the applicable Subscription Agreement and returning the same to the Placement Agent.

     Capitalized terms used in this Agreement, unless otherwise defined herein or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

     1. Appointment of Placement Agent.
        ------------------------------

     (a) The Placement Agent is hereby appointed exclusive placement agent of the Company (subject to the Placement Agent's right to have Selected Dealers, as defined in Section 1(c) hereof, participate in the Offering) during the Offering Period herein specified for the purposes of assisting the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents. The Placement Agent shall not be deemed an agent of the Company for any other purpose. The Offering Period shall commence on August 8, 1997 (the "Commencement Date"). Upon receipt of the Minimum Offering amount, the Placement Agent may conduct a closing (the "Initial Closing Date") and may conduct subsequent closings on an interim basis until the Maximum Offering amount (and any over-allotment amount) has been reached (the "Final Closing Date"). Each such closing may be referred to herein as a "Closing". The Offering Period shall terminate at 11:59 p.m. New York City Time on October 8, 1997, subject to an extension, at the option of the Placement Agent, for an additional sixty (60) days.

     (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell the Units. The Placement Agent's agency hereunder is not terminable by the Company except upon termination of the Offering Period.

     (c) The Placement Agent may engage other persons, selected by it in its discretion, that are members of the National Association of Securities Dealers, Inc. ("NASD") or who are located outside the United States and that have executed a Selected Dealers Agreement (each such person being hereinafter referred to as a "Selected Dealer") and the Placement Agent may allow such persons such part of the compensation and payment of expenses payable to the Placement Agent hereunder as the Placement Agent shall determine.

     (d) Subscriptions for Units shall be evidenced by the execution by qualified subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until a Closing is held, all subscription funds received shall be held as described in the Subscription Agreement. The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check delivered by any prospective investor in payment for Units, nor shall the Placement Agent incur any liability with respect to any such check.

     2.  Representations and Warranties of the Company.  The Company represents,
         ---------------------------------------------
warrants and covenants to the Placement Agent and each Selected Dealer, if any, as follows:

     (a)  Securities  Law  Compliance.   The  Offering  Documents  as  of  their
          ---------------------------
respective dates do, and as of the date of the Term Sheet and each Closing shall describe the material aspects of an investment in the Company and conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors" of the type contemplated by the Company. The Offering Documents shall not as of the date of the Term Sheet and each Closing contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that no representation is made with respect to information relating to the Placement Agent which is provided in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent (or the prospective purchasers designated by the Placement Agent) with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company's counsel reasonably deem necessary to comply with applicable state and federal law.

     The Company acknowledges that the Placement Agent (i) has not supplied any information for inclusion in the Offering Documents other than information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents; (ii) has no obligation to independently verify any of the information in the Offering Documents; and (iii) has no responsibility for the accuracy or completeness of the Offering Documents, except for the information relating to the Placement Agent furnished in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents.

     (b) Organization.  Each of the Company and Dunkirk  International Glass and
         ------------
Ceramics Corporation and Advanced Particle Technologies, Inc. (each, a "Subsidiary" and collectively, the "Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its respective business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

     (c) Capitalization. The authorized, issued and outstanding capital stock of
         --------------
the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Document. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. The Preferred Stock, when issued, will have the rights, preferences and privileges substantially as set forth in the Form of Certificate of Designation attached as Exhibit B to the Term Sheet. All prior sales of securities of the Company were either registered under the Act and, except as set forth in Schedule 2(c), applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet and as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation, By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

     (d)  Warrants,   Preemptive  Rights,   Etc.  Except  as  set  forth  in  or
          -------------------------------------
contemplated by the Term Sheet, there are not, nor will there be immediately after any Closing, any outstanding warrants, options, agreements, convertible securities, rights of first refusal, rights of first offer, preemptive rights or other rights to subscribe for or to purchase or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Term Sheet.

     (e)  Subsidiaries  and  Investments.  Except with respect to a wholly-owned
          ------------------------------
subsidiary of the Company, CTI ACQSUB-II, Inc., which presently holds no assets and which was formed in connection with a previously proposed merger of the Company, and other than as disclosed in the Term Sheet, the Company does not own, directly or indirectly, capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

     (f)  Financial  Statements.  The  financial  information  contained  in the
          ---------------------
Offering Documents is accurate in all material respects. The Company's financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company and the Subsidiaries required to be recorded thereon and present fairly the financial position and results of operations of the Company and the Subsidiaries as of the dates and for the periods indicated.

     (g) Absence of Changes.  Since the date hereof,  except as has been or will
         ------------------
be reflected in the Term Sheet prior to Closing, neither the Company nor the Subsidiaries has incurred any liabilities or obligations, direct or contingent, other than those which were incurred in the ordinary course of business, nor has the Company or the Subsidiaries entered into any transaction which is material to the business of the Company or the Subsidiaries, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company or the Subsidiaries, or any issuance of options, warrants or other rights to purchase the capital stock of the Company or the Subsidiaries, or any adverse change or any development involving a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company or the Subsidiaries, and neither the Company nor the Subsidiaries has become a party to, and neither the business nor the property of the Company or the Subsidiaries has become the subject of, any litigation whether or not in the ordinary course of business.

     (h) Title.  Except as set forth on Schedule  2(h),  each of the Company and
         -----
the Subsidiaries has good and marketable title to all tangible properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's or the Subsidiary's respective business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company or the Subsidiaries hold properties or assets as lessee or sublessee are in full force and effect, and neither the Company nor either of the Subsidiaries is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or the Subsidiaries as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or the Subsidiaries to continued possession of the leased or subleased premises or assets under any such lease or sublease. Each of the Company and the Subsidiaries owns or leases all such tangible properties as are necessary to its respective operations as now conducted and proposed to be conducted and, except to the extent described in the Term Sheet, neither the Company nor the Subsidiaries presently anticipate the need for any capital expenditures.

     (i) Proprietary Rights. Except as has been or will be reflected in the Term
         ------------------
Sheet prior to each Closing, each of the Company and the Subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology and know-how and other intangible property used or proposed to be used in the conduct of its business as described in or contemplated by the Term Sheet (the "Proprietary Rights"). Except as has been or will be reflected in the Term Sheet prior to each Closing, the Company and the Subsidiaries or the entities from whom the Company or the Subsidiaries has acquired rights has taken all necessary action to protect all of the Company's and the Subsidiary's Proprietary Rights. Except as set forth in the Term Sheet, neither the Company nor the Subsidiaries has received any notice of, and there are not any facts known to the Company or the Subsidiaries which indicate the existence of, (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights; the Company has not received any notice of any infringement, misappropriation or violation by the Company or the Subsidiaries or any of its employees of any proprietary rights of third parties, and, to the best of the Company's knowledge, neither the Company nor the Subsidiaries nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by the Company or the Subsidiaries or with respect to any products currently under development by the Company or the Subsidiaries or with respect to the conduct of the Company's or either of the Subsidiary's businesses as currently contemplated. Except as described in the Term Sheet, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interests of the Company or the Subsidiaries or that would conflict with the Company's or the Subsidiary's businesses as currently conducted or as proposed to be conducted. To the best of the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's or either of the Subsidiary's businesses by the employees of the Company or either of the Subsidiaries, nor the conduct of the Company's or either of the Subsidiary's businesses, as currently conducted or as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

     (j) Litigation.  Except as set forth in the Term Sheet, there is no action,
         ----------
suit, claim or proceeding at law or in equity, or to the Company's knowledge, investigation or customer complaint, by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries (or basis therefor known to the Company which the Company believes will result in the foregoing). Neither the Company nor the Subsidiaries is subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the Company's or either of the Subsidiary's businesses, prospects or financial condition.

     (k)  NonDefaults,  NonContravention.  Except as set forth on Schedule 2(k),
          ------------------------------
neither the Company nor the Subsidiaries is in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents, or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Certificate of Incorporation, or its By-Laws, or any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (ii) with respect to any order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no existing condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute, a default under any of the foregoing.

     (l) Taxes.  Each of the Company and the Subsidiaries has filed all Federal,
         -----
state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. Each of the Company and the Subsidiaries has paid all taxes due pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. Each of the Company and the Subsidiaries has properly accrued all taxes required to be accrued. The tax returns of the Company and the Subsidiaries have never been audited by any state, local or Federal authorities. Each of the Company and the Subsidiaries has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

     (m)  Compliance  With Laws,  Licenses,  Etc.  Each of the  Company  and the
          --------------------------------------
Subsidiaries is in compliance with all federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its respective business, the violation of, or noncompliance with which, would have a materially adverse effect on the business, financial condition, prospects or operations of the Company or the Subsidiaries. Each of the Company and the Subsidiaries has all governmental licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of its respective business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company or either of the Subsidiaries. Each of the Company's and the Subsidiary's Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof.

     (n) Authorization of Documents and Units.  Each of the Offering  Documents,
         ------------------------------------
has been, or prior to any Closing will be duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of the Offering Documents has been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to the availability and enforceability of equitable remedies and to applicable bankruptcy and other laws relating to the rights of creditors generally and except as the enforcement of the rights to indemnification and contribution hereunder and under any other Offering Documents may be limited by federal or state securities laws or public policy. Subject to the filing prior to the Initial Closing Date of the Certificate of Designation, the Company has full power and lawful authority to authorize, issue and sell the Units to be sold to the Purchasers. No consent is required by the Company or either of the Subsidiaries from any third party to perform any of its obligations under this Agreement or any of the Offering Documents.

     (o)  Exemption  from  Registration.   Assuming  (i)  the  accuracy  of  the
          -----------------------------
information provided by the respective Purchasers in the Subscription Agreements, and (ii) the timely filing of a Form D by the Company, the offer and sale of the Units and the granting of the Placement Warrants pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the
"Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder and the securities underlying the Units. There exist no fact or set of facts which might cause the Offering to be integrated with any other offering of the Company's securities.

     (p) Registration Rights. Except as set forth in the Term Sheet or Section 5
         -------------------
of the Subscription Agreements, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

     (q)  Brokers.  Neither  the  Company  nor any of its  officers,  directors,
          -------
employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

     (r) Title to Preferred Stock. When certificates  representing the Preferred
         ------------------------
Stock shall have been duly delivered to the Purchasers and payment shall have been made for the Units, the several Purchasers shall have good and valid title to the Preferred Stock, and upon conversion of such Preferred Stock (including the Preferred Stock issuable upon exercise of the Placement Warrants), subject to the filing of an amended Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock as contemplated by the Term Sheet, will have good and valid title to the Common Stock issuable upon such conversion (the "Conversion Shares"), in each case, free and clear of all liens, encumbrances and adverse claims, whatsoever (except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Placement Warrants shall have been duly delivered to the Placement Agent, the Placement Agent or its designees shall have good and valid title to the Placement Warrants, and upon exercise of such Placement Warrants, will have good and valid title to the Preferred Stock issuable upon such exercise, and upon conversion of the Preferred Stock issuable upon exercise of such Placement Warrants, will have good and valid title to the Common Stock into which such Preferred Stock is converted, in each case, free and clear of all liens, encumbrances and adverse claims, whatsoever (except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

     (s) Non-Affiliated Directors. The Company's Board of Directors has not less
         ------------------------
than two directors who are independent from, and unaffiliated with, management of the Company.

     (t)  Accuracy of Reports.  All reports  required to be filed by the Company
          -------------------
and the Subsidiaries under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Term Sheet or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     (u)  Authorized  Shares.  The  Company  shall (i) use its best  efforts  to
          ------------------
increase the authorized shares of Common Stock of the Company to a minimum of 40,000,000 and in any case a number of shares sufficient for the purpose of conversion of all the Preferred Stock sold in or related to this Offering including without limitation, (x) the Common Stock underlying the Placement Warrants and (y) the Common Stock underlying the Preferred Stock resulting from dividends paid on the Preferred Stock (or such other amounts as may be authorized by the Board of Directors) within 90 days following the Final Closing Date but in any event shall effect such increase no later than 180 days following the Final Closing Date and (ii) at all times after the date upon which such Common Stock is authorized, reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock. If at any time Placement Agent elects to convert any of its shares of Preferred Stock and the Company does not have authorized and reserved for issuance a sufficient number of shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock, then the Placement Agent shall be entitled to receive upon conversion of its Preferred Stock only that number of shares of Common Stock as equals the Placement Agent's Pro Rata Percentage of the number of shares of Common Stock authorized and reserved for issuance upon conversion of Preferred Stock.

     For purposes of the previous sentence, the Placement Agent's "Pro Rata Percentage" on any date equals the number of shares of Preferred Stock held of record by the Placement Agent on such date divided by the number of shares of Preferred Stock held of record by all holders of Preferred Stock on such date.

     In addition to the foregoing, if after 180 days following the Final Closing Date the Company has failed to authorize and reserve a sufficient number of shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock, the Company shall, for no additional consideration, issue to the Placement Agent additional shares of Preferred Stock equal to 0.25% of the shares of Preferred Stock then held by Placement Agent, exclusive of shares of Preferred Stock issued pursuant to this Section 2(u), for each day the Company lacks sufficient authorized and reserved shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock.

     3. Closing; Placement and Fees.
        ---------------------------

     (a) Closing.  Provided that the Placement Agent has received  subscriptions
         -------
for the Minimum Offering amount, the Placement Agent may conduct, in its sole discretion, closings (the date of each a "Closing Date") at the offices of the Placement Agent until the Final Closing Date. On each Closing Date, payment for the Units issued and sold by the Company shall be made to the Company in immediately available funds against delivery of certificates evidencing the Preferred Stock comprising such Units.

     (b) Conditions to Placement  Agent's  Obligations.  The  obligations of the
         ---------------------------------------------
Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (i) Due Qualification or Exemption.  (A) The Offering  contemplated by this
         ------------------------------
Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 3(c) below not later than the Closing Date, subject to any filings to be made thereafter, and (B) at the Closing Date, no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

     (ii)  No  Material  Misstatements.   Neither  the  Blue  Sky  qualification
           ---------------------------
materials, the Offering Documents, nor the Term Sheet, nor any supplement thereto, will contain an untrue statement of a fact which in the opinion of the Placement Agent is material, or omit to state a fact, which in the opinion of the Placement Agent is material and is required to be stated therein, or is, in the opinion of the Placement Agent, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (iii) Compliance with  Agreements.  The Company will have complied with all
           ---------------------------
agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreements at or prior to each Closing;

     (iv)  Corporate  Action.  The Company will have taken all corporate  action
           -----------------
necessary to permit the valid execution, delivery and performance of the Offering Documents by the Company, including without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of the Offering Documents, the increase in authorized shares of Common Stock of the Company, the performance by the Company of its obligations hereunder and the Offering contemplated hereby;

     (v) Opinions of Counsel to the Company.  The Placement  Agent shall receive
         ----------------------------------
the opinion of Buchanan Ingersoll, counsel to the Company (stating that each of the Purchasers may rely thereon as though addressed directly to such Purchaser), dated as of each Closing Date, substantially to the effect that:

     (A) Each of the Company and the Subsidiaries is duly incorporated and is validly existing and in corporate good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Term Sheet and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Term Sheet, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects and financial condition of the Company. To such counsel's knowledge, except with respect to the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity;

     (B) the execution, delivery and performance of each of the Offering Documents to which the Company is a signatory, and the issuance of (I) the Preferred Stock and the Placement Warrants, (II) the Preferred Stock issuable upon exercise of the Placement Warrants and (III) the Conversion Shares (including the Conversion Shares underlying the Preferred Stock issuable upon exercise of the Placement Warrants), have been duly authorized, subject to the filing of an amended Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock as contemplated by the Term Sheet, by all necessary corporate action on the part of the Company. Each of the Offering Documents to which the Company is a signatory has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership or other laws of general application relating to or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law;

     (C) the authorized, issued and outstanding capital stock of the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Term Sheet. To such counsel's knowledge, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Term Sheet. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and to the best of such counsel's knowledge, have not been issued in violation of the preemptive rights of any security holder;

     (D) assuming (x) the accuracy of the information provided by the Subscribers in the Subscription Documents, (y) the timely filing with the Commission and any applicable state securities authority of a Form D and amendments thereto containing accurate and complete information, the issuance and sale of the Units is exempt from registration under the Securities Act and Rule 506 of Regulation D promulgated thereunder;

     (E) neither the execution and delivery of the Offering Documents nor compliance with the terms hereof or thereof, nor the consummation of the transactions herein or therein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-laws of the Company or either of the Subsidiaries, or any material contract, instrument or document known to such counsel, after due inquiry, to which the Company or either of the Subsidiaries is a party, or by which it or any of its properties is bound or, to the best knowledge of such counsel, violate any applicable order or decree of any governmental agency or court having jurisdiction over the Company or either of the Subsidiaries or any of its properties or business;

     (F) except as disclosed in the Term Sheet, to such counsel's best knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against the Company or either of the Subsidiaries. Except as disclosed in the Term Sheet, to such counsel's knowledge, neither the Company nor either of the Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality;

     (G) upon the issuance of the Units, the Preferred Stock (including the shares of Preferred Stock issuable upon exercise of the Placement Warrants), the Placement Warrants and the Conversion Shares, subject to the filing of an amended Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock as contemplated by the Term Sheet, (including the Conversion Shares underlying the Preferred Stock issuable upon exercise of Placement Warrants), each of the purchasers or the Placement Agent and its designees, as the case may be, shall acquire such securities, free and clear of all pledges, liens, claims, encumbrances, preemptive rights, rights of first offer or right of first refusal and restrictions known to such counsel after due inquiry, except for the transfer restrictions set forth in the Subscription Agreements and any action taken to encumber such securities by the holders thereof;

     (H) the Placement Warrants, when issued in accordance with the terms of this Agreement and/or the Subscription Agreement, as applicable, for the consideration expressed therein, will have been validly issued and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable. The Preferred Stock to be issued as of the date of such opinion, when issued in accordance with the terms of this Agreement and the Subscription Agreements for the consideration expressed therein, will have been validly issued and such Preferred Stock will be fully paid and nonassessable. The Preferred Stock issuable upon exercise of the Placement Warrants, when issued in accordance with the terms thereof for the consideration expressed therein, will have been duly issued; such Preferred Stock will be fully paid and nonassessable and the provisions of the Preferred Stock Certificate of Designation will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable. Except as set forth in the Term Sheet, the Conversion Shares (including the Conversion Shares underlying the Preferred Stock issuable upon exercise of the Placement Warrants), subject to the filing of an amended Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock as contemplated by the Term Sheet, have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Preferred Stock, will have been validly issued and will be fully paid and nonassessable.

     (I) the Company's By-laws and/or Certificate of Incorporation, as in effect as of the date of such opinion, contain provisions indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

     Such counsel shall state, in opining on any matter stated to be subject to the knowledge of such counsel, that such counsel has made appropriate inquiries of officers of the Company and the Subsidiaries with respect to the subject matter of such opinion and has reviewed all documents the existence of which is disclosed by such inquiries or of which such counsel otherwise is aware of as a result of its representation of the Company.

     In addition, such counsel shall state that in the course of the preparation of the Offering Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, counsel participated in conferences with certain officers and other representatives of the Company and the Placement Agent during which the contents of the Offering Documents and related matters were discussed. Such counsel shall advise the Placement Agent in the form of an opinion of counsel that such counsel has no reason to believe that, as of each Closing Date, the Term Sheet or any document incorporated by reference therein contained any untrue statement of a material fact relating to the Company or omitted to state a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     (vi)  Opinions of  Environmental  and Patent  Counsel.  If requested by the
           -----------------------------------------------
Placement Agent, the Placement Agent shall receive the opinions of environmental counsel and patent counsel to the Company (which such counsel shall be satisfactory to the Placement Agent in its sole discretion), dated the Closing Date in the form and substance satisfactory to counsel for the Placement Agent.

     (vii) Comfort  Letter.  The Company  shall cause the Company's  independent
           ---------------
public accountants to address and deliver to the Company and the Placement Agent a letter or letters (which letters are frequently referred to as "Comfort
Letters") dated as of each Closing Date and the effective date of the Shelf Registration Statement required to be filed in connection with the Subscription Agreements.

     (viii)  Officer's  Certificate.   The  Placement  Agent  shall  receive  an
             ----------------------
Officer's Certificate substantially in the form of Exhibit A hereto and a Secretary's Certificate substantially in the form of Exhibit B hereto, signed by the appropriate parties and dated as of each Closing Date. These certificates shall state, among other things, that the representations and warranties contained in Section 2 hereof are true and accurate in all respects at such Closing Date with the same effect as though expressly made at such Closing Date.

     (ix) Escrow  Agreement.  The Placement Agent shall receive a copy of a duly
          -----------------
executed Escrow Agreement with Fleet National Bank.

     (x)  Transmittal  Letters.  The Placement Agent shall receive copies of all
          --------------------
letters from the Company to the investors transmitting the Preferred Stock and shall receive a letter from the Company confirming transmittal of the securities to the investors.

     (c) Blue Sky. A summary  blue sky  survey,  at the sole cost of the Company
         --------
(including, without limitation, the legal fees and disbursements in connection therewith), shall be prepared by counsel to the Placement Agent stating the extent to which and the conditions upon which offers and sales of the Units may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber, (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent and (iv) the representations of the Company set forth in the certificate to be delivered at the Closing pursuant to paragraph (viii) of Section 3(b).

     (d) Placement Fees and Expenses.  (i)  Simultaneously  with payment for and
         ---------------------------
delivery of the Units at each Closing as provided in paragraph 3(a) above, the Company shall at such Closing pay to the Placement Agent (i) a commission (the "Cash Commission") equal to nine percent (9%) of the aggregate purchase price of the Units sold and (ii) a non-accountable expense allowance (the "Expense Allowance") equal to four percent (4%) of the aggregate purchase price of the Units sold. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate. In addition, upon each Closing of the sale of the Units being offered, the Company will sell to the Placement Agent and/or its designees, for $.001 per warrant, preferred stock warrants (the
"Placement Warrants") to acquire a number of newly issued shares of Preferred Stock equal to ten percent (10%) of the number of shares of Preferred Stock issued in the Offering, exercisable for a period of ten (10) years commencing six months after the Final Closing Date at an exercise price equal to one hundred ten percent (110%) of the initial offering price of the Units. The Company agrees with the Placement Agent and its successors and assigns that the Placement Warrants will not be subject to redemption by the Company nor will they be callable or mandatorily convertible by the Company. The Placement Warrants cannot be transferred, sold, assigned or hypothecated for six months except that they may be assigned in whole or in part during such period to any NASD member participating in the Offering or any officer or employee of the Placement Agent or any such NASD member. The Placement Warrants will contain a cashless exercise feature and antidilution provisions and the right to have the Conversion Shares issuable upon conversion of the Preferred Stock underlying such warrants included on the Shelf Registration Statement.

     (ii) The Cash Commission, Expense Allowance and Placement Warrants as set forth in this Agreement shall be paid to the Placement Agent with respect to any investment by any investors introduced to the Company by the Placement Agent ("Covered Investors") in the event that any such Covered Investor purchases securities from the Company during the twelve (12) months following the Final Closing Date of the Offering.

     (e) No Adverse Changes. There shall not have occurred, at any time prior to
         ------------------
the Closing, (i) any domestic or international event, act or occurrence which has disrupted, or in the Placement Agent's determination will in the immediate future disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, financial condition or prospects of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale and delivery of the Units.

     4. Covenants of the Company.
        -------------------------

     (a) Use of  Proceeds.  Except as set forth on  Schedule  4(a)  hereto,  the
         ----------------
Company shall not use any proceeds from the Offering to repay any indebtedness of the

Company, including but not limited to any indebtedness to current executive officers or principal stockholders of the Company, but excluding accounts payable to non-affiliates incurred in the ordinary course, including scheduled repayments of principal and interest on existing indebtedness and lines of credit secured by the receivables and inventory of the Company, and such other indebtedness as shall be agreed upon in writing by the Company and the Placement Agent.

     (b) Expenses of Offering.  The Company shall be  responsible  for and shall
         --------------------
bear all expenses incurred in connection with the proposed
Offering, including but not limited to, the costs of preparing and duplicating the Term Sheet and all exhibits thereto; the costs of preparing, printing and filing with the Commission the Shelf Registration Statement and amendments, post-effective amendments and supplements thereto; preparing, duplicating and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectus; preparing, duplicating and delivering (including by facsimile) all selling documents, including but not limited to the Term Sheet, the Placement Agency Agreement, Subscription Agreements, Placement Warrants, blue sky memorandum and stock and warrant certificates; blue sky fees, filing fees and legal fees and disbursements of the Placement Agent's counsel and blue sky counsel; fees and disbursements of the transfer and warrant agent; the cost of a total of two sets of bound closing volumes for the Placement Agent and its counsel; and the cost of three tombstone advertisements, at least one of which shall appear in a national business newspaper and one of which shall appear in a major New York newspaper (or, at the option of the Placement Agent, forty (40) lucite deal mementos) (collectively, the "Company Expenses"). The Company agrees to use a printer designated by the Placement Agent and which is reasonably acceptable to the Company. The Company shall pay to the Placement Agent a non-accountable expense allowance equal to 4% of the total proceeds of the Offering (the "Expense Allowance"), of which twenty thousand dollars ($20,000) shall have been paid upon execution of the Letter of Intent between the Company and the Placement Agent and twenty thousand dollars ($20,000) of which shall be due and payable upon the date the Term Sheet is completed, to cover the cost of the Placement Agent's mailing, telephone, telecopy, travel, due diligence meetings and other similar expenses excluding legal fees of the Placement Agent's counsel and blue sky counsel (which fees shall be the responsibility of the Company as provided above and any other items designated above as Company Expenses). Such prepaid expense allowances shall be non-refundable. If the proposed financing is not completed because the Company prevents it or because of a breach by the Company of any covenants, representations or warranties contained herein, then the Company shall pay to the Placement Agent a fee of one hundred thousand dollars ($100,000) (in addition to the Company Expenses for which the Company shall in all events remain liable).

     (c) Notification. The Company shall notify the Placement Agent immediately,
         ------------
and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing or the Final Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units, the Placements Warrants and the Registrable Capital Stock (as defined herein), or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

     (d) Blue Sky.  The Company  will use its best  efforts to qualify the Units
         --------
for offering and sale under exemptions from qualification or registration requirements under the securities or "blue sky" laws of such jurisdictions as the Placement Agent may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

     (e)  Registration   Statement   Filing.   The  Company  will,  as  soon  as
          ---------------------------------
practicable, but not later than 30 days after the Final Closing Date, (i) file a shelf registration statement (the "Shelf Registration Statement") with respect to (i) the Conversion Shares and (ii) the shares of Common Stock issuable upon conversion of the Preferred Stock underlying the Placement Warrants (as defined in paragraph 3(d)) (together, the "Registrable Capital Stock") with the SEC and use its best efforts to have such Shelf Registration Statement declared effective by the SEC prior to the date which is 75 days after the Final Closing Date (subject to penalties for failure to effect such registration in the time frames required as set forth in the Subscription Agreement) and (b) cause such Shelf Registration Statement to remain effective until such date as the holders of the securities have completed the distribution described in the Shelf Registration Statement or at such time that such shares are no longer, by reason of Rule 144(k) under the Securities Act, required to be registered for the sale thereof by such holders. If requested by the Placement Agent, and in accordance with applicable securities laws, the Shelf Registration Statement shall cover the direct sale of such Registrable Capital Stock to the holders of such securities. The Registrable Capital Stock will be subject to a staggered "lock-up" as may be deemed advisable by the Placement Agent.

     (f) Form D Filing.  The Company shall file five copies of a Notice of Sales
         -------------
of Securities on Form D with the Commission no later than 15 days after the first Closing Date. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

     (g) Press Releases,  Etc.  Except as otherwise  required by applicable law,
         ---------------------
the Company shall not, during the period commencing on the date hereof and ending thirty days after the Final Closing Date, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent. Upon the request of the Placement Agent, the Company shall make a Rule 135(c) (under the Securities Act of 1933, as amended) announcement prior to the commencement of the Offering.

     (h) Public Documents. Following the Final Closing Date of the Offering, the
         ----------------
Company will furnish to the Placement Agent: (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-KSB, (C) each of its quarterly reports to its stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-QSB, (D) each of its current reports on Form 8-K, and (E) a copy of the full Shelf Registration Statement, (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause 4(h)(i)(E) and all other information that is generally available to the public. In addition, the Company upon reasonable request will meet with the Placement Agent or its representatives to discuss all information relevant for disclosure in any Shelf Registration Statement covering shares purchased by Purchasers from the Company and offered by them for resale and will cooperate in any reasonable investigation undertaken by the Placement Agent for the purpose of confirming the accuracy of the Shelf Registration Statement, including the production of information at the Company's offices.

     (i)  Restrictions on Securities.  During the eighteen (18) months following
          --------------------------
the Closing of the Offering, the Company shall not, without the prior written consent of the Placement Agent, offer or sell any of its securities in reliance on Regulation S of the Securities Act. During the 18-month period following the date hereof, (i) the Placement Agent shall have the right of first refusal to act as placement agent for the offering of any securities of the Company and
(ii) the Company will not extend the expiration date or decrease the exercise price of any options, warrants, convertible securities or other similar security purchase rights without the prior written consent of the Placement Agent.

     (j) Listing. The Company will take all action necessary to promptly file an
         -------
Application for Listing of Additional Shares with the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, or the OTC Electronic Bulletin Board, as applicable, in accordance with Regulation M under the Exchange Act and/or take any other necessary action to enable the Common Stock into which the Preferred Stock is convertible (including the Common Stock issuable upon conversion of the Preferred Stock underlying the Placement Warrants) to trade thereon.

     (k) Financial Advisory Agreement.  Upon the Final Closing Date, the Company
         ----------------------------
and the Placement Agent will enter into an engagement agreement in form and substance satisfactory to the Placement Agent (the "Financial Advisory Agreement") whereby the Placement Agent will act as the Company's financial advisor. Such engagement will provide that the Placement Agent receive out-of-pocket expenses and standard success fees.

     (l) No  Offerings.  Pending  completion or  termination  of the Offering in
         -------------
accordance with the terms of this Agreement, the Company agrees that it will not enter into an agreement (whether binding or not) or negotiate with any other person or entity relating to a possible public or private offering or placement of its securities (other than in connection with a corporate partnership, strategic alliance or government funding).

     (m) No  Statements.  The  Company  shall not use the name of the  Placement
         --------------
Agent or any officer, director, employee or shareholder thereof without the express written consent of the Placement Agent and such person.

     (n) Company Insiders.  Officers, directors or principal stockholders of the
         ----------------
Company may invest in the Offering. Any such investments will be included in calculating whether the 30 Units have been sold in the Minimum Offering, whether the 50 Units have been sold in the Maximum Offering, and whether the 30 Units have been sold pursuant to the over-allotment.

     (o) Placement Agent Insiders. Certain affiliates of the Placement Agent may
         ------------------------
purchase Units in the Offering. Affiliates of the Placement Agent will invest net of cash commissions and expenses. Accordingly, the Placement Agent will not receive a commission on the Units purchased by its affiliates and the Company will receive net proceeds equivalent to the net proceeds received from the purchase of Units by persons not affiliated with the Placement Agent. The aggregate offering price of any such investments will be included in calculating whether the 30 Units have been sold in the Minimum Offering, whether the 50 Units have been sold in the Maximum Offering, and whether the 30 Units have been sold pursuant to the over-allotment option.

     5. Indemnification.
        ---------------

     (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of the Securities Act (a "Indemnified Party") against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse such Indemnified Party for legal fees and related expenses as incurred (including, but not limited to, the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim whether or not pending or threatened and whether or not the Placement Agent or any Indemnified Party is a party thereto), insofar as such losses, liabilities, claims, damages or expenses arise out of, relate to, are incurred in connection with or are in any way a result of (i) the engagement of the Placement Agent pursuant to this Agreement and in connection with the transactions contemplated by this Agreement and the other Offering Documents (the "Engagement"), including any modifications or future additions to such engagement and related activities prior to the date hereof, (ii) any act by the Placement Agent or any Indemnified Party taken in connection with the Engagement, (iii) a breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement, (iv) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Units, or (v) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Indemnified Party in writing specifically for use in the Offering Documents.

     (b) The Company agrees to indemnify and hold harmless a Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

     (c) Promptly after receipt by a person entitled to indemnification pursuant to subsection (a) or (b) (an "indemnified party") of this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an "indemnifying party") under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation incurred at the request of the indemnifying party. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the judgment of the indemnified party, it is advisable for the indemnified parties to be represented by separate counsel, in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement, compromise, consent to entry of judgment or other termination of any action (collectively, "Terminations") in respect of which a Indemnified Party may seek indemnification hereunder (whether or not any Indemnified Party is a party thereto) shall be made without the prior written consent of the Indemnified Party, which such consent may be withheld at the sole discretion of such Indemnified Party, provided, however, that the foregoing requirement of prior written consent for Terminations shall not apply to the Placement Agent who may agree to such Terminations without the prior written consent of any Indemnified Party.

     (e) Notwithstanding any of the provisions of this Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions under this Section 5, Section 6 or any other applicable section of this Agreement, shall not exceed the Cash Commissions actually paid to the Placement Agent. The indemnity and contribution agreements by the Company contained in subsections (a), (b) and (c) of this
Section 5 and Section 6, and the covenants, representations and warranties of the Company set forth in Sections 1, 2, 3 and 4 shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent's behalf or by or on behalf of any person who controls the Placement Agent, (ii) acceptance of any of the Units and payment therefor or (iii) any termination of this Agreement, and shall survive the delivery of the Units, and any successor of the Placement Agent or of any person who controls the Placement Agent, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The indemnity and contribution agreements by the Company contained in subsections (a), (b) and
(c) of this Section 5 and Section 6 shall be in addition to any liability which the Company may otherwise have.

     6. Contribution.
        ------------

     (a) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 5 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 3 hereof or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 6. Anything in this
Section 6 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 6 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

     7. Miscellaneous.
        -------------

     (a) Survival.  Any termination of the Offering without any Closing shall be
         --------
without obligation on the part of any party except that the provisions regarding fees and expenses contained in Section 4(b), the indemnification provided in
Section 5 hereof and the contribution provided in Section 6 hereof shall survive any termination and shall survive any Closing.

     (b) Representations,  Warranties and Covenants to Survive Delivery.  Except
         --------------------------------------------------------------
as provided in Section 7(a), the respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and the Placement Agent as of the date hereof shall survive execution of this Agreement and delivery of the Units and the termination of this Agreement.

     (c) No Other  Beneficiaries.  This  Agreement  is intended for the sole and
         -----------------------
exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

     (d)  Governing  Law. This  Agreement  shall be governed by and construed in
          --------------
accordance with the law of the State of New York without regard to conflict of law provisions.

     (e)  Counterparts.  This Agreement may be signed in  counterparts  with the
          ------------
same effect as if both parties had signed one and the same instrument.

     (f) Notices.  Any communications  specifically  required hereunder to be in
         -------
writing, if sent to the Placement Agent, will be mailed,delivered and confirmed to it at [___________________________________________________________] and if
sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Conversion Technologies International, Inc., 3452 Lake Lynda Drive, Suite 280, Orlando, Florida 32817 Attn: President.

     (g) Termination.  Subject to the general survival  provisions  contained in
         -----------
Sections 7(a) and 7(b), this Agreement may be terminated by either party prior to any Closing upon written notice to the other party.

     (h) Entire  Agreement.  This Agreement  constitutes the entire agreement of
         -----------------
the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

     (i) Nothing contained herein or otherwise shall be construed to create a partnership or joint venture between you and the Company.

     (j) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                          Very truly yours,

                                          CONVERSION TECHNOLOGIES
                                          INTERNATIONAL, INC.


                                          By: /s/ Eckardt C. Beck
                                             -----------------------------------
                                          Name:  Eckardt C. Beck
                                          Title: Acting President


Agreed to by:

PLACEMENT AGENT


By:
   -------------------------------
Name:
Title:

                                                                       EXHIBIT A


                 CONVERSION TECHNOLOGIES INTERNATIONAL, INC.

                              OFFICERS' CERTIFICATE
                              ---------------------

                                          August __, 1997

     I, _____________,  certify that I am the ____________________ of Conversion
Technologies International, Inc., a Delaware corporation (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Agency Agreement (as defined below). Reference is made herein to the closing held on [ ] (the "Closing Date"). I do hereby certify that I have carefully examined all of the Offering Documents (as defined in the Placement Agency Agreement dated as of April 1, 1997 between the Company and the Placement Agent(the "Agency Agreement")), and do hereby further certify that:

     1. All of the representations and warranties of the Company contained in the subscription agreements (the "Subscription Agreements") between the Company and the purchasers (the "Purchasers") of the Units of Preferred Stock of the Company contemplated by the Company's Confidential Term Sheet, dated August 8, 1997 (as supplemented, the "Term Sheet") are true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions in the Subscription Agreements to be performed or satisfied on its part before the Closing Date in all material respects.

     2. The Term Sheet does not contain any untrue statement of a material fact or omit to state any fact required to be stated in order to make the statements therein not misleading as of the Closing Date. Since the date of the Term Sheet, no event has occurred concerning which information is required to be contained in an amended or supplemented Term Sheet concerning which such information is not contained herein.

     3. All of the representations and warranties of the Company contained in the Agency Agreement are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in the Agency Agreement to be performed and satisfied on its part at or prior to the Closing Date in all material respects.

     4. All of the representations and warranties of the Company contained each of the other Offering Documents are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in such Offering Documents to be performed and satisfied on its part at or prior to the Closing Date in all material respects.

     5. Since the date of the most recent financial statements and the information included in the Term Sheet, there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, nor has there occurred any material event required to be set forth in the Term Sheet, including, without limitation, in accordance with Section 2(g) of the Agency Agreement.

     6. There is no litigation pending or, to our knowledge, threatened by or against the Company or the Subsidiaries, except as disclosed in the Term Sheet.

     7. The Company will promptly take all action necessary to list all shares of Common Stock issuable upon conversion of the Preferred Stock (including the shares of Common Stock issuable upon conversion of the Preferred Stock underlying the Placement Warrants) on the Nasdaq SmallCap Market.

     8. Since August 1, 1997, the Company has not offered to sell to or solicited any offers to buy from any person shares of capital stock of the Company, except in connection with the Offering contemplated by the Term Sheet or shares issued upon exercise of stock options outstanding prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this certificate on this __ day of August, 1997.



                                         -------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT B


                 CONVERSION TECHNOLOGIES INTERNATIONAL, INC.

                             SECRETARY'S CERTIFICATE
                             -----------------------

                                          August [ ], 1997

     I, Jack D. Hays, Jr., certify that I am the duly elected, qualified and acting Secretary of Conversion Technologies International, Inc., a Delaware corporation (the "Company"), and as such, I am duly authorized to execute this Certificate on behalf of the Company, and that I am familiar with the facts certified below. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Agency Agreement dated as of April 1, 1997 between the Company and the Placement Agent(the "Agency Agreement"). Reference is made herein to the closing held on August __, 1997 (the "Closing Date"). In connection with the offering and sale of up to 50 units (the "Units") each consisting of 10,000 shares of the Premium Preferred StockJ, stated value $10.00 per share (the "Preferred Stock") of the Company (the "Preferred Stock"), for which Paramount Capital, Inc. ("Paramount") has acted as placement agent, I do hereby further certify as follows:

     1. Attached hereto as Exhibit A is a true, correct and complete copy of the Company's Certificate of Incorporation, as amended, which is in full force and effect and, except as set forth in Paragraphs 2 and 5 below, no amendment to such certificate has been approved by the Board of Directors or stockholders of the Company or filed with the Delaware Secretary of State since [____]. As of the Closing Date, the Company is duly incorporated and in good standing in its state of incorporation and has paid all fees and taxes due and payable by it on or prior to the Closing Date necessary for the maintenance or continuation of its corporate existence. As of the Closing Date, there are no proceedings or actions contemplated by the Company, relating to the merger, liquidation, consolidation, or sale of all or substantially all of the assets or business of the Company or which would otherwise threaten or impair the Company's corporate existence.

     2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Designation of the Company's Series A Convertible Preferred Stock, as filed with the Delaware Secretary of State on [ ] and as in effect on the Closing Date.

     3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company, as in full force and effect on the Closing Date and at all times from [___] through the Closing Date.

     4. As of the Closing Date, each of the Offering Documents is in the form authorized by the board of directors of the Company pursuant to the resolutions set forth in Exhibit D.

     5. Attached hereto as Exhibit D is a true, correct and complete copy of resolutions duly adopted at a meeting of the Company's board of directors duly called and held on August 6, 1997, which resolutions, (a) authorize the issuance and sale of the Units and the Placement Warrants in accordance with the requirements of Delaware law, (b) authorize the amendment to the Company's Certificate of Incorporation increasing the authorized shares of Common Stock of the Company, (c) are the only resolutions adopted by the board of directors of the Company or any committee thereof with respect to the offering and sale of the Units and the transactions relating thereto and (d) which have not been revoked, modified and amended or rescinded and are in full force and effect on the Closing Date.

     6. Attached hereto as Exhibit E are true, correct and complete specimens of the certificates representing the Preferred Stock heretofore approved and adopted by the board of directors of the Company. Each of the certificates representing Preferred Stock delivered on the Closing Date to each of the Purchasers pursuant to the Subscription Agreements has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and Bylaws of the Company and the requirements of applicable law.

     7. Attached hereto as Exhibit F is a true, correct and complete copy of the form of Placement Warrants heretofore approved and adopted by the Board of Directors of the Company. Each of the Placement Warrants delivered on the date hereof to each of the holders pursuant to the Agency Agreement has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and Bylaws of the Company and the requirements of applicable law.

     8. The minute books and records of the Company, relating to all proceedings of the stockholders, the Board of Directors of the Company and the Compensation Committee and the Audit Committee of such Board have been made available to Placement Agent, and, in such form, are the original minute books and records of the Company. There have been no material changes, alterations or additions in such minutes or records since their examination by Placement Agent.

     9. Each person who, as an officer or director of the Company, signed any of the Offering Documents or any other document in connection with the offering and sale of the Preferred Stock, the Placement Warrants and the closing relating thereto was duly elected or appointed, qualified and acting as such officer or director at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such officer, director or person duly appointed for the purpose of executing such documents under valid powers of attorney, and each individual who signed such signature pages, personally or by an attorney-in-fact, was then duly elected, qualified and acting as an officer or director of the Company as stated therein.

     10. The following persons are, and have been at all times since August 1, 1997, duly qualified and acting officers of the Company, duly elected or appointed to the offices set forth opposite their respective names, and the signature opposite the name of each such officer is his or her, or a facsimile of his or her, authentic signature, and the seal affixed hereto is the duly adopted seal of the Company:

      Name                    Office                        Signature
      ----                    ------                        ---------

Eckhardt C. Beck        Chairman of the Board              /s/ Eckhardt C. Beck

William L. Amt          President and CEO                  /s/ William L. Amt

Jack D. Hays, Jr.       Executive Vice President -
                        Operations and Marketing
                        and Secretary                      /s/ Jack D. Hays, Jr.



     This certificate is made for the benefit of, and may be relied upon by, the Placement Agent, and each of the Purchasers.

     IN WITNESS WHEREOF, I have hereunto set forth my hand this __ day of __________, 1997.


[SEAL]                                    -----------------------------
                                          Name: Jack D. Hays, Jr.
                                          Title:  Secretary


     I,               , President and Chief Executive Officer of the Company, do
        -------------
hereby certify that Jack D. Hays, Jr. whose genuine signature appears above, is, and has been at all times since ______, 1997, the duly elected or appointed, qualified and acting Secretary of the Company.

     IN WITNESS WHEREOF, I have hereunto set forth my hand this [ ]th day of [], 1997.


                                                --------------------------------
                                                Name:
                                                Title: President